<FILENAME>ims111706abi_8k.txt


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): November 17, 2006


                       INTERNATIONAL MONETARY SYSTEMS, LTD.
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               (Exact Name of Registrant as Specified in Charter)


            Wisconsin                 000-30853                   39-1924096
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(State or Other Jurisdiction       (Commission File             (IRS Employer
      of Incorporation)                Number)               Identification No.)


         16901 West Glendale Drive, New Berlin WI            53151
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        (Address of Principal Executive Offices)           (Zip Code)


                                 (262) 780-3640
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              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                      International Monetary Systems, Ltd.


Item 1.01   Entry Into A Material Definitive Agreement.

     The information required to be disclosed in this Item 1.01 is incorporated herein by reference from Item 2.01.


Item 2.01   Memorandum of Intent.

     On November 17, 2006 International Monetary Systems, LTD (IMS) entered into a Memorandum of Intent for the acquisition of all outstanding shares of Alliance Barter, Inc., a New York Corporation. The purchase price will be valued at $2,500,000. The terms will be a 3,333,333 shares of IMS stock guaranteed by IMS to a value of $2,500,000 ($.75 per share). The final agreement will be effective January 31, 2007. The full agreement will be filed at that time.


Item 9.01 Financial Statements and Exhibits.


(a) Financial Statements of Business Acquired: Not applicable

(c) Exhibits:  99.1  Copy of Press Release issued November 22, 2006



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        International Monetary Systems, Ltd.
Date November 22, 2006                  By: /s/ Donald F. Mardak
                                            ------------------------
                                                Donald F. Mardak
                                                Chief Executive Officer